
                                                           Registration No. 333-
================================================================================
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549
                              __________________

                                   FORM S-8
                            REGISTRATION STATEMENT
                                     UNDER
                          THE SECURITIES ACT OF 1933
                              __________________

                             PHOTON DYNAMICS, INC.
            (Exact name of registrant as specified in its charter)

           California                                  94-3007502
  (State or other jurisdiction of        (I.R.S. Employer Identification Number)
   incorporation or organization)

                              __________________
                            6325 San Ignacio Avenue
                          San Jose, California 95035
                                (408) 226-9900
(Address, and telephone number, including area code, of registrant's principal executive offices)

                            1995 Stock Option Plan
                       1995 Employee Stock Purchase Plan
                             (Full title of plans)

                               Richard F. Dissly
                            Chief Financial Officer
                            6325 San Ignacio Avenue
                          San Jose, California 95305
                                (408) 226-9900
           (Name, address and telephone number of agent of service)
                              __________________
                                  Copies to:

                            Alan C. Mendelson, Esq.
                              Cooley Godward llp
                             Five Palo Alto Square
                              3000 El Camino Real
                       Palo Alto, California 94306-2155
                                (650) 843-5000


                        CALCULATION OF REGISTRATION FEE
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
===================================================================================================================================

                                                       Proposed Maximum             Proposed Maximum
 Title of Securities          Amount to be              Offering Price             Aggregate Offering           Amount of
  to be Registered             Registered                Per Share (1)                 Price (1)             Registration Fee
-----------------------------------------------------------------------------------------------------------------------------------
Stock Options and               380,000                     $5.50                      $2,090,000                 $581.02
Common Stock
-----------------------------------------------------------------------------------------------------------------------------------

(1) Estimated solely for the purpose of calculating the amount of the registration fee pursuant to Rule 457(h)(1) and Rule 457(c). The price per share and aggregate offering price are based upon the average of the high and low prices of Registrant's Common Stock on February 19, 1999 as reported on the Nasdaq National Market.

===============================================================================

                                    Part II

Item 3.  Incorporation of Certain Documents by Reference.

         The Company's Registration Statement on Form S-8 (File No. 333-51413), filed April 30, 1998, by the Company with the Securities and Exchange Commission is incorporated by reference into this Registration Statement.

         The Company's Registration Statement on Form S-8 (File No. 333-05283), filed June 5, 1996, by the Company with the Securities and Exchange Commission is incorporated by reference into this Registration Statement.

         The Company's Annual Report on Form 10-KSB (File No. 000-27234), for the year ended September 30, 1998, filed December 18, 1998, by the Company with the Securities and Exchange Commission is incorporated by reference into this Registration Statement.

         The Company's Quarterly Report on Form 10-QSB (File No. 000-27234), for the quarter ended December 31, 1998, filed February 12, 1999, by the Company with the Securities and Exchange Commission is incorporated by reference into this Registration Statement.

Item 8.  Exhibits

Exhibit
Number          Description
------          -----------

5.1             Opinion of Cooley Godward LLP

23.1            Consent of Ernst & Young LLP, Independent Auditors

23.2 Consent of Cooley Godward LLP is contained in Exhibit 5 to this Registration Statement

24              Power of Attorney is contained on the signature page

99.1            1995 Stock Option Plan, as amended on November 10, 1998.

99.2            1995 Employee Stock Purchase Plan, as amended on November 10,
                1998.

                              SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of San Jose, State of California, on February 22, 1999.

                              PHOTON DYNAMICS, INC.


                              /s/ Richard F. Dissly
                              ------------------------------
                              Richard F. Dissly
                              Chief Financial Officer


                              POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Vincent Sollitto, Jr. and Richard F. Dissly, and each or any one of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature                                               Title                                              Date
/s/ Vincent Sollitto, Jr.                               President                                          February 22, 1999
------------------------------------------------
Vincent Sollitto, Jr.

/s/ Richard F. Dissly                                   Chief Financial Officer (Principal Financial       February 22, 1999
------------------------------------------------        and Accounting Officer)
Richard F. Dissly

/s/ Francois J. Henley                                  Director                                           February 22, 1999
------------------------------------------------
Francois J. Henley

/s/ E. Floyd Kvamme                                     Director                                           February 22, 1999
------------------------------------------------
E. Floyd Kvamme

/s/ Barry L. Cox                                        Director                                           February 22, 1999
------------------------------------------------
Barry L. Cox

/s/ Michael J. Kim                                      Director                                           February 22, 1999
------------------------------------------------
Michael J. Kim

/s/ Malcolm J. Thompson                                 Director                                           February 22, 1999
------------------------------------------------
Malcolm J. Thompson


                                 EXHIBIT INDEX

      Exhibit
      Number                         Description
      -------           ----------------------------------------------------
        5.1             Opinion of Cooley Godward LLP

       23.1             Consent of Ernst & Young LLP, Independent Auditors

       99.1             1995 Stock Option Plan, as amended November 10, 1998

       99.2             1995 Employee Stock Purchase Plan, as amended on
                        November 10, 1998